                                                                Exhibit 99.1


                                CHROMA
                              V I S I O N

   NUMBER                                                 SHARES
   CVSN-

                               CHROMAVISION MEDICAL SYSTEMS, INC.
COMMON STOCK            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     COMMON STOCK
                                                                                 CUSIP 17111P 10 4

THIS CERTIFIES THAT                                                              SEE REVERSE FOR
                                                                                 CERTAIN DEFINITIONS





is the owner of


                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

                         CHROMAVISION MEDICAL SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendments thereto. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

                                                    AUTHORIZED SIGNATURE

           [SIG ILLEGIBLE]                           [SIG ILLEGIBLE]
              SECRETARY                          CHIEF EXECUTIVE OFFICER


                                           COUNTERSIGNED AND REGISTERED:
                                      ChaseMellon Shareholder Services, L.L.C.

                                              TRANSFER AGENT
                                              AND REGISTRAR

ChromaVision Medical Systems, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM -- as tenants in common             UNIFGIFTMIN ACT--___________ Custodian ___________
   TEN ENT -- as tenants by the entireties                        (Cust)                (Minor)
   JT TEN  -- as joint tenants with right                       under Uniform Gift to Minors
              of survivorship and not as
              tenants in common                                 Act ________________________
                                                                          (State)


     Additional abbreviations may also be used though not in the above list.


For value received, ______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 /                                 /

-----------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

----------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated--------------------

                        ____________________________________________
                 NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND
                         WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED


By _______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Association and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM
PURSUANT TO SEC RULE 17Ad-15.

AMERICAN BANKNOTE COMPANY                          PRODUCTION CORPORATION PAT STATES-216-830-2198
   890 BLAIR MILL ROAD                                         PROOF OF JUNE 23, 1997
    HORSHAM, PA 10044                                           CHROMAVISION MEDICAL
      216-667-3480                                                   H51260bk

--------------------------------------------       ------------------------------------------------
SALES PERSON-   C. SHARKEY--21G-830-2163           Opr.       JW               NEW
--------------------------------------------       ------------------------------------------------
/home/joew/inprogress/home11/Chromavision51260        /net/banknote/home51/C3
---------------------------------------------      ------------------------------------------------